Exhibit 10.1

AMENDMENT NO. 2

THIS AMENDMENT NO. 2 (this “Amendment”), dated as of November 4, 2022, is entered into by and between BROADMARK REALTY CAPITAL INC., a Maryland corporation (the “Borrower”), certain Lenders party to the Credit Agreement (as defined below) as of the date hereof and JPMOrgan CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

RECITALS

WHEREAS, the Borrower, the lenders from time to time party thereto (the “Lenders”), and JPMorgan Chase Bank, N.A., as Administrative Agent, are party to the Credit Agreement, dated as of February 19, 2021 (as amended by Amendment No. 1 to the Credit Agreement, dated as of November 12, 2021 and as further amended, modified, extended, restated, replaced, or supplemented from time to time prior to the date hereof, the “Credit Agreement”); and

WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as set forth herein; and

WHEREAS, as permitted by Sections 1.01 and 9.02 of the Credit Agreement, the Administrative Agent and the Required Lenders are willing to agree to this Amendment upon the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.            Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement, as amended by this Amendment.

2.            Amendment to Section 1.01 of the Credit Agreement. Effective as of the Amendment Effective Date (as defined below), the following definitions shall be added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order:

“Payment” has the meaning assigned to it in Section 8.06(c).

“Payment Notice” has the meaning assigned to it in Section 8.06(c).

3.            Amendment to Section 6.07 of the Credit Agreement. Effective as of the Amendment Effective Date, Section 6.07 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (e) thereof and replacing it with “,”, (ii) deleting the period at the end of clause (f) thereof and replacing it with “and”, and (iii) inserting the following as a new clause (g) thereto:

“(g) the Borrower may make any payment (and incur any obligation (contingent or otherwise) to make any payment) on account of the purchase, redemption, retirement, acquisition, cancellation or termination of its common Equity Interests in an aggregate amount not to exceed $25,000,000, so long as (x) no Default or Event of Default shall have occurred and be continuing or would result therefrom and (y) after giving pro forma effect to any such dividend or distribution, the Borrower shall be in compliance with Section 6.13.”

4.            Amendment to Section 8.06 of the Credit Agreement. Effective as of the Amendment Effective Date, Section 8.06 of the Credit Agreement is hereby amended by inserting the following provision at the end thereof, immediately following clause (b) thereof:

(c) (i) Each Lender hereby agrees that (x) if the Administrative Agent notifies such Lender that the Administrative Agent has determined in its commercially reasonable discretion that any funds received by such Lender from the Administrative Agent or any of its Affiliates (whether as a payment, prepayment or repayment of principal, interest, fees or otherwise; individually and collectively, a “Payment”) were erroneously transmitted to such Lender (whether or not known to such Lender), and demands the return of such Payment (or a portion thereof), such Lender shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect, and (y) to the extent permitted by applicable law, such Lender shall not assert, and hereby waives, as to the Administrative Agent, any claim, counterclaim, defense or right of set-off or recoupment with respect to any demand, claim or counterclaim by the Administrative Agent for the return of any Payments received, including without limitation any defense based on “discharge for value” or any similar doctrine. A notice of the Administrative Agent to any Lender under this Section 8.06(c) shall be conclusive, absent manifest error.

(ii)  Each Lender hereby further agrees that if it receives a Payment from the Administrative Agent or any of its Affiliates (x) that is in a different amount than, or on a different date from, that specified in a notice of payment sent by the Administrative Agent (or any of its Affiliates) with respect to such Payment (a “Payment Notice”) or (y) that was not preceded or accompanied by a Payment Notice, it shall be on notice, in each such case, that an error has been made with respect to such Payment.  Each Lender agrees that, in each such case, or if it otherwise becomes aware a Payment (or portion thereof) may have been sent in error, such Lender shall promptly notify the Administrative Agent of such occurrence and, upon demand from the Administrative Agent, it shall promptly, but in no event later than two (2) Business Days thereafter, return to the Administrative Agent the amount of any such Payment (or portion thereof) as to which such a demand was made in same day funds, together with interest thereon in respect of each day from and including the date such Payment (or portion thereof) was received by such Lender to the date such amount is repaid to the Administrative Agent at the greater of the NYFRB Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation from time to time in effect.

(iii) The Borrower and each other Loan Party hereby agrees that (x) in the event an erroneous Payment (or portion thereof) are not recovered from any Lender that has received such Payment (or portion thereof) for any reason, the Administrative Agent shall be subrogated to all the rights of such Lender with respect to such amount and (y) an erroneous Payment shall not pay, prepay, repay, discharge or otherwise satisfy any Obligations owed by the Borrower or any other Loan Party.

(iv) Each party’s obligations under this Section 8.06(c) shall survive the resignation or replacement of the Administrative Agent or any transfer of rights or obligations by, or the replacement of, a Lender, the termination of the Commitments or the repayment, satisfaction or discharge of all Obligations under any Loan Document.

5.            Payment of Expenses. The Borrower agrees to reimburse the Administrative Agent for all reasonable and documented out of pocket expenses incurred by the Administrative Agent and its Affiliates, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent, in connection with the preparation and administration of this Amendment.

6.            Conditions Precedent. This effectiveness of this Amendment is subject to the satisfaction or waiver of each of the following conditions (the date on which such conditions shall have been so satisfied or waived, the “Amendment Effective Date”):

(a)            The Administrative Agent shall have received a counterpart of this Amendment, executed and delivered by a duly authorized officer of the Borrower, the Administrative Agent and the Lenders party hereto (which Lenders shall constitute Required Lenders).

(b)            At the time of and immediately after effectiveness of this Amendment, the representations and warranties set forth in Sections 7(c) and (d) shall be true and correct.

(c)            The Administrative Agent shall have received all fees and other amounts due and payable on or prior to the Amendment Effective Date, including, to the extent invoiced, reimbursement or payment of all reasonable and documented out of pocket expenses required to be reimbursed or paid by the Borrower hereunder and other the other Loan Documents.

7.            Representations and Warranties. The Borrower represents and warrants to the Administrative Agent that, as of the date hereof:

(a)            This Amendment has been duly executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;

(b)            the execution delivery and performance by the Borrower of this Amendment will not (A) require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (B) violate any applicable law or regulation or the charter, by-laws or other organizational documents of the Borrower or any of its Subsidiaries or any order of any Governmental Authority, (C) violate or result in a default under any indenture, agreement or other instrument binding upon the Borrower or any of its Subsidiaries or its assets, or give rise to a right thereunder to require any payment to be made by the Borrower or any of its Subsidiaries, where such violation, default or payment could reasonably be expected to have a Material Adverse Effect, and (D) result in the creation or imposition of, or the requirement to create, any Lien on any asset of the Borrower or any of its Subsidiaries other than the Liens created pursuant to the Collateral Documents and other than Liens permitted by Section 6.02 of the Credit Agreement.

(c)            The representations and warranties of each Loan Party set forth in the Loan Documents shall be true and correct in all material respects (or, in the case of any representation or warranty already qualified by materiality, material adverse effect or similar language, in all respects), in each case on and as of the Amendment Effective Date (or true and correct in all material respects as of a specified date, if earlier).

(d)            At the time of and immediately after effectiveness of this Amendment, no Default or Event of Default shall have occurred and be continuing.

8.            Reference to and Effect on the Loan Documents.

(a)            From and after the Amendment Effective Date, each reference in the Credit Agreement to “hereunder,” “hereof,” “this Agreement” or words of like import and each reference in the other Loan Documents to “Credit Agreement,” “thereunder,” “thereof” or words of like import shall, unless the context otherwise requires, mean and be a reference to the Credit Agreement as amended by this Amendment. This Amendment is a Loan Document.

(b)            The Loan Documents, and the obligations of the Borrower and the Guarantors under the Loan Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

(c)            The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as an amendment of any provision of any of the Loan Documents and shall not be construed as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents, or be construed as a waiver or consent to any further or future action on the part of the Borrower that would require a waiver or consent of the Lenders or the Administrative Agent,.

(d)            Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of Borrower’s Obligations or to modify, affect or impair the perfection or continuity of the Administrative Agent’s security interests in, security titles to or other Liens, for the benefit of itself and the Lenders, on any Collateral for the Obligations.

9.            Governing Law; Jurisdiction; Consent to Service of Process; Waiver of Jury Trial, Etc.

(a)            This Amendment shall be construed in accordance with and governed by the law of the State of New York, without regard to conflict of laws principles thereof to the extent such principles would cause the application of the law of another state.

(b)            EACH PARTY HERETO HEREBY AGREES AS SET FORTH IN SECTIONS 9.09 AND 9.10 OF THE CREDIT AGREEMENT AS IF SUCH SECTIONS WERE SET FORTH IN FULL HEREIN AND SHALL APPLY, MUTATIS MUTANDIS, TO THIS AMENDMENT.

10.            Amendments; Headings; Severability. This Amendment may not be amended nor may any provision hereof be waived except pursuant to a writing signed by the Borrower, the Administrative Agent and the Lenders required pursuant to Section 9.02 of the Credit Agreement. The Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

11.            Execution in Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart signature page of this Amendment that is an Electronic Signature transmitted by telecopy, emailed pdf or any other electronic means that reproduces an image of an actual executed signature page shall be effective as delivery of a manually executed counterpart of this Amendment. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Amendment, any other Loan Document and/or any Ancillary Document shall be deemed to include Electronic Signatures, deliveries or the keeping of records in any electronic form (including deliveries by telecopy, emailed pdf. or any other electronic means that reproduces an image of an actual executed signature page), each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be; provided that nothing herein shall require the Administrative Agent to accept Electronic Signatures in any form or format without its prior written consent and pursuant to procedures approved by it; provided, further, without limiting the foregoing, (i) to the extent the Administrative Agent has agreed to accept any Electronic Signature, the Administrative Agent and each of the Lenders shall be entitled to rely on such Electronic Signature purportedly given by or on behalf of the Borrower or any other Loan Party without further verification thereof and without any obligation to review the appearance or form of any such Electronic signature and (ii) upon the request of the Administrative Agent or any Lender, any Electronic Signature shall be promptly followed by a manually executed counterpart.

12.            Notices. All notices hereunder shall be given in accordance with the provisions of Section 9.01 of the Credit Agreement.

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Each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

BORROWER:	BROADMARK REALTY CAPITAL INC.,
as Borrower

	By:	/s/ David Schneider
Name: David Schneider
Title: Chief Financial Officer

[Signature Page to Amendment No. 2 to Credit Agreement]

ADMINISTRATIVE AGENT:	JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and as a Lender

	By:	/s/ Matthew D. Griffith
Name: Matthew D. Griffith
Title: Managing Director

[Signature Page to Amendment No. 2 to Credit Agreement]

BARCLAYS BANK PLC
as Lender

By:	/s/ Craig J. Malloy
Name: Craig J. Malloy
Title: Director

[Signature Page to Amendment No. 2 to Credit Agreement]

VNB NEW YORK, LLC as Lender

By:	/s/ Alex Lurye
Name: Alex Lurye
Title: Senior Vice President

[Signature Page to Amendment No. 2 to Credit Agreement]